MainStay CBRE Global Infrastructure Megatrends Term Fund
Portfolio of Investments August 31, 2023†^(Unaudited)
	Shares	Value
Closed-End Funds 6.2%
Guernsey 3.1% (2.3% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	5,185,487	$ 7,449,217
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	12,280,304	16,925,678
		24,374,895
Jersey, C.I. 0.3% (0.2% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Asset Modernization)	3,391,651	2,474,809
United Kingdom 2.8% (2.1% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	4,888,000	5,740,094
Greencoat UK Wind plc (Decarbonization)	6,240,000	11,201,147
HICL Infrastructure plc (Asset Modernization)	3,340,514	5,662,099
		22,603,340
Total Closed-End Funds (Cost $59,830,077)		49,453,044
Common Stocks 107.7%
Australia 5.1% (3.8% of Managed Assets)
Atlas Arteria Ltd. (Asset Modernization)	10,331,267	40,700,398
Canada 10.6% (7.8% of Managed Assets)
Brookfield Infrastructure Partners LP (Asset Modernization)	483,361	15,424,050
Enbridge, Inc. (Asset Modernization)	1,388,800	48,760,118
Pembina Pipeline Corp. (Asset Modernization)	634,600	19,725,577
		83,909,745
China 7.5% (5.5% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	40,000,000	9,231,927
Guangdong Investment Ltd. (Asset Modernization)	40,700,780	31,813,905
Jiangsu Expressway Co. Ltd. Class H (Asset Modernization)	10,502,000	9,481,107
Zhejiang Expressway Co. Ltd. Class H (Asset Modernization)	11,676,000	8,724,599
		59,251,538
France 2.8% (2.1% of Managed Assets)
Eutelsat Communications SA (Digital Transformation)	3,648,622	22,234,874
Hong Kong 6.2% (4.6% of Managed Assets)
CK Infrastructure Holdings Ltd. (Decarbonization)	4,874,469	24,675,820
Power Assets Holdings Ltd. (Decarbonization)	5,036,000	24,819,270
		49,495,090
Ireland 1.3% (0.9% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	9,325,490	9,909,853
Italy 10.9% (8.0% of Managed Assets)
Enel SpA (Decarbonization)	12,884,084	86,759,019

	Shares	Value
Common Stocks
Singapore 6.8% (4.9% of Managed Assets)
Keppel Infrastructure Trust (Asset Modernization)	13,650,000	$ 4,999,630
Mapletree Industrial Trust (Digital Transformation)	5,162,000	8,785,083
NetLink NBN Trust (Digital Transformation)	62,060,000	39,721,706
		53,506,419
Spain 15.0% (11.0% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Decarbonization)	1,604,400	36,018,780
Cellnex Telecom SA (Digital Transformation)	333,603	12,769,507
Enagas SA (Asset Modernization)	2,326,351	39,718,002
Endesa SA (Decarbonization)	1,451,697	30,192,152
		118,698,441
United Kingdom 15.7% (11.5% of Managed Assets)
National Grid plc (Decarbonization)	4,655,435	58,397,095
Pennon Group plc (Asset Modernization)	1,295,393	10,584,475
SSE plc (Decarbonization)	1,766,675	36,401,459
United Utilities Group plc (Asset Modernization)	1,611,384	19,331,123
		124,714,152
United States 25.8% (18.9% of Managed Assets)
ALLETE, Inc. (Decarbonization)	306,800	16,843,320
Clearway Energy, Inc. Class C (Decarbonization)	593,656	14,704,859
Crown Castle, Inc. (Digital Transformation)	376,589	37,847,195
Dominion Energy, Inc. (Decarbonization)	369,494	17,935,239
Enterprise Products Partners LP (Asset Modernization)	641,400	17,067,654
Medical Properties Trust, Inc. (Asset Modernization)	850,100	6,137,722
NextEra Energy Partners LP (Decarbonization)	517,560	25,815,893
OGE Energy Corp. (Decarbonization)	647,968	22,063,310
ONEOK, Inc. (Asset Modernization)	168,057	10,957,316
PPL Corp. (Decarbonization)	342,000	8,522,640
Public Service Enterprise Group, Inc. (Decarbonization)	321,700	19,649,436
Uniti Group, Inc. (Digital Transformation)	1,374,800	7,382,676
		204,927,260
Total Common Stocks (Cost $1,072,859,444)		854,106,789
Convertible Preferred Stocks 7.7%
United States 7.7% (5.6% of Managed Assets)
AES Corp. (The) (Decarbonization)
6.875%	331,300	23,704,515
NextEra Energy, Inc. (Decarbonization)
6.926%	696,900	29,478,870

	Shares	Value
Convertible Preferred Stocks
United States
Spire, Inc. (Asset Modernization)
Series A
7.50%	175,000	$ 7,787,500
Total Convertible Preferred Stocks (Cost $74,156,409)		60,970,885

	Principal Amount
Corporate Bonds 4.7%
United States 4.7% (3.5% of Managed Assets)
Vistra Corp. (Decarbonization) (a)(b)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 29,000,000	26,841,255
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	11,000,000	10,512,270
Total Corporate Bonds (Cost $40,432,556)		37,353,525

	Shares
Preferred Stocks 8.6%
Canada 2.5% (1.8% of Managed Assets)
Algonquin Power & Utilities Corp. (Decarbonization) (b)
5.091%	54,200	754,917
5.162%	62,900	879,353
AltaGas Ltd. (Asset Modernization)
5.393% (b)	76,300	1,131,625
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (b)	681,794	11,229,147
Enbridge, Inc. (Asset Modernization) (b)
4.376%	244,400	3,092,984
5.412%	221,400	2,518,441
		19,606,467
United States 6.1% (4.5% of Managed Assets)
CMS Energy Corp. (Decarbonization)
5.875%	406,494	9,747,322
Digital Realty Trust, Inc. (Digital Transformation) (b)
5.20%	238,488	5,013,018
5.25%	206,791	4,338,475
5.85%	170,000	3,867,500
DTE Energy Co. (Asset Modernization)
5.25%	157,000	3,742,880
Duke Energy Corp. (Decarbonization)
5.75% (b)	297,000	7,448,760
NiSource, Inc. (Asset Modernization)
6.50% (b)	286,000	7,121,400

	Shares	Value
Preferred Stocks
United States
Sempra (Asset Modernization)
5.75%	148,000	$ 3,580,120
Spire, Inc. (Asset Modernization)
5.90% (b)	159,620	3,814,918
		48,674,393
Total Preferred Stocks (Cost $80,604,901)		68,280,860
Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
United States 0.1% ( 0.1% of Managed Assets)
MainStay U.S. Government Liquidity Fund, 5.234% (c)	610,352	610,352
Total Short-Term Investment (Cost $610,352)		610,352
Total Investments (Cost $1,328,493,739)	135.0%	1,070,775,455
Line of Credit Borrowing	(36.0)	(285,300,000)
Other Assets, Less Liabilities	1.0	7,956,136
Net Assets	100.0%	$ 793,431,591

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Floating rate—Rate shown was the rate in effect as of August 31, 2023.
(b)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Current yield as of August 31, 2023.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,081,627,842 as of August 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 274	$ 15,587	$ (15,251)	$ —	$ —	$ 610	$ 7	$ —	610

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 49,453,044	$ —	$ —	$ 49,453,044
Common Stocks	854,106,789	—	—	854,106,789
Convertible Preferred Stocks	60,970,885	—	—	60,970,885
Corporate Bonds	—	37,353,525	—	37,353,525
Preferred Stocks	68,280,860	—	—	68,280,860
Short-Term Investment
Affiliated Investment Company	610,352	—	—	610,352
Total Investments in Securities	$ 1,033,421,930	$ 37,353,525	$ —	$ 1,070,775,455

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay CBRE Global Infrastructure Megatrends Term Fund
Notes to Portfolio of Investments  August 31, 2023 (Unaudited)
Securities Valuation.
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") of the MainStay CBRE Global Infrastructure Megatrends Term Fund (the "Fund") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of August 31, 2023, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended August 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities, including certain closed end funds, held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which each of the Fund's net asset values ("NAVs") are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of August 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of August 31, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Closed-end fund NAVs are valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.